                                                   MAXXAM INC. AND SUBSIDIARIES

                                          CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                        (In millions of dollars, except per share amounts)

                                                                           Three Months Ended         Twelve Months Ended
                                                                              December 31,                December 31,
                                                                          ----------------------    ----------------------
                                                                            2004        2003           2004          2003
                                                                          ---------   ----------    -----------   ----------
                                                                               (Unaudited)
     Net sales:
        Forest products operations. . . . . . . . . . . . . . . . . . . $     52.9  $      51.9   $      202.1  $      208.5
        Real estate operations. . . . . . . . . . . . . . . . . . . . .       39.7         29.6           94.8          78.3
        Racing operations. . . . . . . . . . . . . . . . . . . . . . .        12.0         12.3           50.6          49.8
                                                                          ---------   ----------    -----------   -----------
                                                                             104.6         93.8          347.5         336.6
                                                                          ---------   ----------    -----------   -----------

     Costs and expenses. . . . . . . . . . . . . . . . . . . . . . . .       (91.3)       (66.5)        (333.2)       (295.2)
                                                                          ---------   ----------    -----------   -----------

     Operating income (loss):
        Forest products operations. . . . . . . . . . . . . . . . . . .        2.2         17.6            5.4          34.5
        Real estate operations. . . . . . . . . . . . . . . . . . . . .       19.4         12.8           29.7          17.1
        Racing operations. . . . . . . . . . . . . . . . . . . . . . .        (1.4)        (0.6)          (3.1)         (1.9)
        Corporate. . . . . . . . . . . . . . . . . . . . . . . . . . .        (6.9)        (2.5)         (17.7)         (8.3)
                                                                          ---------   ----------    -----------   -----------
                                                                              13.3         27.3           14.3          41.4
                                                                          ---------   ----------    -----------   -----------

     Other income (expense):
        Investment and interest income . . . . . . . . . . . . . . . .         3.3          5.6            8.6          13.8
        Other income. . . . . . . . . . . . . . . . . . . . . . . . . .        0.5          0.5            4.2          11.2
        Interest expense. . . . . . . . . . . . . . . . . . . . . . . .      (18.3)       (19.1)         (74.0)        (77.0)
                                                                          ---------   ----------    -----------   -----------
     Income (loss) before income taxes. . . . . . . . . . . . . . . . .       (1.2)        14.3          (46.9)        (10.6)
     Benefit (provision) for income taxes . . . . . . . . . . . . . . .        0.4         (1.0)           0.3          (1.0)
                                                                          ---------   ----------    -----------   -----------
     Net income (loss). . . . . . . . . . . . . . . . . . . . . . . . . $     (0.8) $      13.3   $      (46.6) $      (11.6)
                                                                          =========   ==========    ===========   ===========

     Basic earnings (loss) per share. . . . . . . . . . . . . . . . . . $    (0.13) $      1.91   $      (7.79) $      (1.79)
                                                                          =========   ==========    ===========   ===========

     Diluted earnings (loss) per common and common equivalent share. .  $    (0.13) $      1.88   $      (7.79) $      (1.79)
                                                                          =========   ==========    ===========   ===========